Exhibit 99.1

One Madison Announces Date of Extraordinary General Meeting of Shareholders
to Approve Business Combination with Rack Holdings Inc. and Ranpak Corp.

Meeting Scheduled for May 20, 2019

NEW YORK, May 1, 2019 – One Madison Corporation (NYSE:OMAD, OMAD.U, OMAD.WS) (“One Madison”) announced today that it will hold its extraordinary general meeting in lieu of annual general meeting of shareholders (the “Extraordinary General Meeting”) on Monday, May 20, 2019 at 10:00 a.m. Eastern time to approve, among other things, the previously announced business combination with Rack Holdings Inc. and Ranpak Corp. (collectively, “Ranpak”). The Extraordinary General Meeting will be held at the offices of Davis Polk & Wardwell LLP, at 450 Lexington Avenue, New York, New York 10017.

Shareholders of record as of May 6, 2019 will be entitled to receive notice of and to vote at the Extraordinary General Meeting. In connection with the Extraordinary General Meeting, One Madison shareholders who wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern time on May 16, 2019 by following the procedures specified in the definitive proxy statement/prospectus for the Extraordinary General Meeting.

Upon the consummation of the business combination with Ranpak, One Madison intends to change its name to “Ranpak Holdings Corp.,” and apply for the continued listing on the NYSE of its Class A common stock and warrants under the symbols “PACK” and “PACK.WS,” respectively.

About One Madison

One Madison is a special purpose acquisition company launched in 2018 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. One Madison began trading on NYSE in January 2018 and its Class A ordinary shares, units and warrants trade under the ticker symbols OMAD, OMAD.U, and OMAD.WS, respectively. One Madison is sponsored by One Madison Group LLC, an investment firm founded by Omar Asali, formerly President and Chief Executive Officer of HRG Group. One Madison’s investors and strategic partners include JS Capital and Soros Capital (the family offices of Jonathan Soros and Robert Soros, respectively), as well as entities managed by Blackstone Alternative Solutions L.L.C. On December 12, 2018, One Madison entered into a definitive agreement with affiliates of Rhône Capital, pursuant to which One Madison will combine with Ranpak.

About Ranpak Corp.

Founded in 1972, Ranpak’s goal was to create the first environmentally responsible system to effectively protect products during shipment. The development and improvement of materials, systems and total solution concepts have earned Ranpak a reputation as an innovative leader in e-commerce and industrial supply chain solutions. Ranpak is headquartered in Concord Township, Ohio and has approximately 550 employees.

Caution About Forward-Looking Statements

The information in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the pending transaction among One Madison Corporation (the “Company”), Rack Holdings L.P. and Rack Holdings Inc. (“Ranpak”) and the transactions contemplated thereby, and the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: our ability to complete our initial business combination; our expectations around the performance of the prospective target business or business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; the proceeds of the forward purchase shares being available to us; our potential ability to obtain additional financing to complete our initial business combination; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the initial business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the initial business combination may differ materially from the terms and conditions set forth herein; (3) the outcome of any legal proceedings that may be instituted against the Company, Ranpak or others following the announcement of the initial business combination and any definitive agreements with respect thereto; (4) the inability to complete the initial business combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the initial business combination or to satisfy other conditions to closing in the definitive agreements with respect to the initial business combination; (5) changes to the proposed structure of the initial business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the initial business combination; (6) the ability to meet and maintain NYSE’s listing standards following the consummation of the initial business combination; (7) the risk that the initial business combination disrupts current plans and operations of Ranpak as a result of the announcement and consummation of the initial business combination; (8) costs related to the initial business combination; (9) changes in applicable laws or regulations; (10) the possibility that Ranpak or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

In connection with the proposed acquisition, One Madison filed a registration statement on Form S-4 (File No. 333-230030) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s equityholders in connection with the Company’s proposed domestication as a Delaware corporation in connection with the completion of the business combination. The Registration Statement has not yet been declared effective. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement/prospectus (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) at One Madison’s website at http://www.onemadisoncorp.com/corporate-governance--investor-relations.html or by contacting One Madison’s investor relations department via e-mail at info@onemadisongroup.com.

Participants in the Solicitation

One Madison and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from One Madison’s stockholders with respect to the proposed acquisition. Information about One Madison’s directors and executive officers and their ownership of One Madison’s common stock is set forth in One Madison’s filings with the SEC, including (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed on February 28, 2019 and (ii) the Registration Statement on Form S-4 initially filed on March 1, 2019, as amended on April 8, 2019 and April 23, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed acquisition, including the interests of One Madison’s directors and executive officers in the proposed acquisition, which may be different than those of One Madison’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition, which will be filed with the SEC.

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